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Exhibit 10.50

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

        This Amendment No. 2 to Loan and Security Agreement (this "Amendment"), dated as of July 31, 2002 is entered into with reference to the Loan and Security Agreement, dated as of May 30, 2002, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of July 18, 2002 (as further amended, supplemented or otherwise modified from time to time, the "Loan and Security Agreement") between New World Restaurant Group, Inc., as borrower ("Borrower"), and BET Associates, L.P., as lender (the "Lender"). Capitalized terms used but not defined herein are used with the meanings specified for such terms in the Loan and Security Agreement. Unless otherwise noted, all section references shall be to sections in the Loan and Security Agreement.

RECITALS

        1.     Pursuant to the Loan and Security Agreement, the Lender agreed to provide certain credit facilities to Borrower, which do not include a mechanism for the issuance of letters of credit.

        2.     Borrower has requested that the Lender assist the Borrower in obtaining one or more letters of credit to provide security with respect to the obligations of certain Subsidiaries of the Borrower under agreements proposed to be entered into with Marriott Distribution Services, Inc. ("MDS"). Lender, through one or more of its Affiliates, is willing to provide such assistance in accordance with the terms hereof.

        3.     Subject to the terms and conditions set forth herein, the Lender is willing to amend the Loan and Security Agreement as set forth below.

        NOW THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.     Lender shall, or at its option shall cause an Affiliate thereof to, cause one or more letters of credit to be issued in favor of MDS, in the aggregate amount not to exceed $2,500,000, by a bank or banks reasonably acceptable to the Borrower. The Lender or such Affiliate shall be the applicant. The draw and other terms of such letters of credit shall be as determined by the Borrower, subject to the reasonable approval of the Lender.

        2.     The Lender shall, or shall cause such Affiliate to, enter into such reimbursement or similar agreements with the letter of credit issuing bank as such bank shall require (each, a "Reimbursement Agreement").

        3.     In the event of any draw under any such letter of credit and the incurrence by the Lender or such Affiliate of an obligation to make a payment to the issuing bank as a result of such draw pursuant to any Reimbursement Agreement (the amount of such obligation, exclusive of any interest or other amounts accruing from the date such obligation is incurred until the date of its payment in full, a "Reimbursement Payment Obligation"), the amount of such Reimbursement Payment Obligation shall be automatically deemed to be an Advance under the Loan and Security Agreement. For the purposes hereof and of the Loan and Security Agreement, the provisions of Section 2.1(a) of the Loan and Security Agreement requiring Advances to be in minimum increments of $500,000 shall be deemed waived.

        4.     (a)    The fees, costs or expenses that are actually paid or incurred by the Lender or such Affiliate in connection with Lender's obligations hereunder (including, without limitation, letter of credit fees imposed by the issuing bank) shall be deemed Lender Expenses.

                (b)    On the date of issuance of any such letter of credit, the Borrower shall pay to the Lender an arrangement fee equal to 1.0% or the principal amount of such letter of credit.

        5.     In all respects, the terms of the Loan and Security Agreement and the other Loan Documents, in each case as amended hereby, are hereby confirmed.

        6.     For all purposes, this Amendment shall be deemed a Loan Document.

        7.     (a)    THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                (b)    THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AMENDMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK. BORROWER AND LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 7(b).

                (c)    BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[Signature pages to follow]

        IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date first set forth above by their duly authorized representatives.

NEW WORLD RESTAURANT GROUP, INC., a Delaware corporation
By:
/s/ ANTHONY D. WEDO Name: Title:

BET ASSOCIATES, L.P., a Delaware limited liability partnership
By:
/s/ BRUCE E. TOLL Name: Title:

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  Exhibit 10.50
AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT